OPTIONS REPRESENTED BY BRACKETED OR BLANK SECTIONS HEREIN SHALL BE DETERMINED
    IN CONFORMITY WITH THE APPLICABLE PROSPECTUS SUPPLEMENT OR SUPPLEMENTS



       ----------------------------------------------------------------


                       THE CHASE MANHATTAN CORPORATION

                                     and


                      ----------------------------------
                            As Debt Warrant Agent



                             -------------------


                            Debt Warrant Agreement

                    Dated as of
                              --------------------------


                          --------------------------



       ----------------------------------------------------------------

                              TABLE OF CONTENTS
                             -----------------


                                  ARTICLE I

                   ISSUANCE, EXECUTION AND COUNTERSIGNATURE
                         OF DEBT WARRANT CERTIFICATES

Section 1.1.   Issuance of Debt Warrant Certificates  . . . . . . . . . .   2
Section 1.2.   Form of Debt Warrant Certificates  . . . . . . . . . . . .   2
Section 1.3.   Execution and Countersignature of Debt
                 Warrant Certificates . . . . . . . . . . . . . . . . . .   2
Section 1.4.   Temporary Debt Warrant Certificates  . . . . . . . . . . .   4
Section 1.5.   Payment of Taxes . . . . . . . . . . . . . . . . . . . . .   4
Section 1.6.   Definition of Holder . . . . . . . . . . . . . . . . . . .   4

                                  ARTICLE II

            WARRANT PRICE, DURATION AND EXERCISE OF DEBT WARRANTS

Section 2.2.   Duration of Debt Warrants  . . . . . . . . . . . . . . . .   5
Section 2.3.   Exercise of Debt Warrants  . . . . . . . . . . . . . . . .   5

                                 ARTICLE III

                      (REGISTRATION), EXCHANGE, TRANSFER
                AND SUBSTITUTION OF DEBT WARRANT CERTIFICATES

Section 3.1.   (Registration), Exchange and Transfer
                 of Debt Warrant Certificates . . . . . . . . . . . . . .   7
Section 3.2.   Mutilated, Destroyed, Lost or Stolen
                 Debt Warrant Certificates  . . . . . . . . . . . . . . .   8
Section 3.3.   Persons Deemed Holders . . . . . . . . . . . . . . . . . .   9
Section 3.4.   Cancellation of Debt Warrant Certificates  . . . . . . . .   9

                                  ARTICLE IV

                     OTHER PROVISIONS RELATING TO RIGHTS
                   OF HOLDERS OF DEBT WARRANT CERTIFICATES

Section 4.1.   No Rights as Holders of Debt Warrant
                 Securities Conferred by Debt Warrants
                 or Debt Warrant Certificates . . . . . . . . . . . . . .  10
Section 4.2.   Holder of Debt Warrant Certificate
                 May Enforce Rights . . . . . . . . . . . . . . . . . . .  10

                                  ARTICLE V

                      CONCERNING THE DEBT WARRANT AGENT

Section 5.1.   Debt Warrant Agent . . . . . . . . . . . . . . . . . . . .  11
Section 5.2.   Conditions of Debt Warrant Agent's
                 Obligations  . . . . . . . . . . . . . . . . . . . . . .  11
Section 5.3.   Resignation, Removal and Appointment
                 of Successor . . . . . . . . . . . . . . . . . . . . . .  13
Section 5.4.   Compliance With Applicable Laws  . . . . . . . . . . . . .  15

                                  ARTICLE VI

                                MISCELLANEOUS

Section 6.1.   Modification, Supplementation or
                 Amendment  . . . . . . . . . . . . . . . . . . . . . . .  16
Section 6.2.   Consolidations and Mergers of the
                 Company and Sales, Leases and
                 Conveyances Permitted Subject to
                 Certain Conditions . . . . . . . . . . . . . . . . . . .  16
Section 6.3.   Rights and Duties of Successor Corporation . . . . . . . .  16
Section 6.4.   Notices and Demands to the Company
                 and Debt Warrant Agent . . . . . . . . . . . . . . . . .  17
Section 6.5.   Governing Law  . . . . . . . . . . . . . . . . . . . . . .  17
Section 6.6.   Addresses  . . . . . . . . . . . . . . . . . . . . . . . .  17
Section 6.7.   Notices to Holders of Debt Warrant
                 Certificates . . . . . . . . . . . . . . . . . . . . . .  17
Section 6.8.   Delivery of Prospectus . . . . . . . . . . . . . . . . . .  18
Section 6.9.   Obtaining of Governmental Approvals  . . . . . . . . . . .  18
Section 6.10.  Persons Having Rights Under Debt
                 Warrant Agreement  . . . . . . . . . . . . . . . . . . .  18
Section 6.11.  Headings . . . . . . . . . . . . . . . . . . . . . . . . .  18
Section 6.12.  Counterparts . . . . . . . . . . . . . . . . . . . . . . .  18
Section 6.13.  Inspection of Agreement  . . . . . . . . . . . . . . . . .  19

EXHIBIT A --   Form of Debt Warrant Certificate

          THIS AGREEMENT, dated as of (______, 19____), between THE CHASE MANHATTAN CORPORATION, a corporation duly organized and existing under the
laws of the State of Delaware (the "Company"), and                    , a
                                                   -------------------
(corporation) (state) (banking association) (national banking association) organized and existing under the laws of __________________, as Debt Warrant Agent (herein called the "Debt Warrant Agent").

          (WHEREAS, the Company has entered into an Indenture, dated as of July 1, 1986, as supplemented by a First Supplemental Indenture, dated as of November 1, 1990, and a Second Supplemental Indenture, dated as of May 1, 1991 (the "Senior Indenture"), with Bankers Trust Company, a corporation organized and existing under the laws of the State of New York, as trustee (such trustee, and any successors to such trustee, herein called the "Trustee"), providing for the issuance from time to time of its unsecured and unsubordinated notes or other evidences of senior indebtedness, to be issued in one or more series as provided in the Indenture;)

          (WHEREAS, the Company has entered into an Amended and Restated Indenture, dated as of September 1, 1993 (the "Indenture") with Chemical Bank, a national banking institution organized under the laws of the United States of America, as trustee (such trustee, and any successors to such trustee, herein called the "Trustee"), providing for the issuance from time to time of its unsecured and subordinated notes or other evidences of subordinated indebtedness, to be issued in one or more series as provided in the Indenture.)

          WHEREAS, the Company proposes to sell (If Offered Debt
                                                 ---------------
Securities and Debt Warrants -- (title of Debt Securities being offered)
- ----------------------------
(the "Offered Debt Securities") with) warrant certificates (such warrant certificates and other warrant certificates issued pursuant to this Agreement herein called the "Debt Warrant Certificates") evidencing one or more warrants (the "Debt Warrants" or, individually, a "Debt Warrant") representing the right to purchase (title of Debt Securities purchasable through exercise of Debt Warrants) (the "Debt Warrant Securities"); and

          WHEREAS, the Company desires the Debt Warrant Agent to act on behalf of the Company, and the Debt Warrant Agent is willing to so act, in connection with the issuance, exchange, exercise and replacement of the Debt Warrant Certificates, and in this Agreement wishes to set forth, among other things, the form and provisions of the Debt Warrant Certificates and the terms and conditions on which they may be issued, exchanged, exercised and replaced;

          NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

                                  ARTICLE I

                   ISSUANCE, EXECUTION AND COUNTERSIGNATURE
                         OF DEBT WARRANT CERTIFICATES

          Section 1.1.  Issuance of Debt Warrant Certificates.  (If Debt
                        -------------------------------------
Warrants alone -- Upon issuance, each Debt Warrant Certificate shall evidence one or more Debt Warrants.) (If Offered Debt Securities and Debt
                                       -----------------------------------
Warrants -- Debt Warrant Certificates shall be (initially) issued in units
- --------
with the Offered Debt Securities and shall (not) be separately transferable (before _____________, 19 __ (the "Detachable Date")). The Debt Warrant Certificate or Certificates included in each such unit shall evidence an aggregate of______ Debt Warrants for each $______________ principal amount of Offered Debt Securities included in such unit.) Each Debt Warrant evidenced thereby shall represent the right, subject to the provisions contained herein and therein, to purchase from the Company Debt Warrant Securities in the aggregate principal amount of $ ________.

          Section 1.2.  Form of Debt Warrant Certificates.  The Debt
                        ---------------------------------
Warrant Certificates (including the Form(s) of Exercise (and Assignment) to be set forth on the reverse thereof) shall be in substantially the form set forth in Exhibit A hereto with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement, shall be printed, lithographed or engraved on steel engraved borders (or in any other manner determined by the officer executing such Debt Warrant Certificates) and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange on which the Debt Warrant Certificates may be listed or as may, consistently herewith, be determined by the officers executing such Debt Warrant Certificates, as evidenced by their execution of the Debt Warrant Certificates.

          Section 1.3.  Execution and Countersignature of Debt Warrant
                        ----------------------------------------------
Certificates.  The Debt Warrant Certificates shall be executed on behalf
- ------------
of the Company by its (___________________) or any (______________________________), manually or by facsimile signature, under its corporate seal reproduced thereon attested to by its Secretary or one of its Assistant Secretaries, either manually or by facsimile signature. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of the Debt Warrant Certificate that has been duly executed by the Company and authenticated by the Debt Warrant Agent.

          Debt Warrant Certificates evidencing the right to purchase an aggregate principal amount not exceeding $____________ of Debt Warrant Securities (except as provided in Sections 1.4, 2.3(c), 3.1 and 3.2) may be executed by the Company and delivered to the Debt Warrant Agent upon the execution of this Debt Warrant Agreement or from time to time thereafter.
The Debt Warrant Agent shall, upon receipt of Debt Warrant Certificates duly executed on behalf of the Company, authenticate Debt Warrant Certificates evidencing Debt Warrants representing the right to purchase up to $____________ aggregate principal amount of Debt Warrant Securities and shall deliver such Debt Warrant Certificates to or upon the order of the Company. Subsequent to such original issuance of the Debt Warrant Certificates, the Debt Warrant Agent shall authenticate a Debt Warrant Certificate only if the Debt Warrant Certificate is issued in exchange or substitution for one or more previously authenticated Debt Warrant Certificates (If registered Debt Warrants -- or in connection with
                      ---------------------------
their transfer), as hereinafter provided.

          Each Debt Warrant Certificate shall be dated the date of its authentication by the Debt Warrant Agent.

          No Debt Warrant Certificate shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose, and no Debt Warrant evidenced thereby shall be exercisable, until such Debt Warrant Certificate has been authenticated by the manual signature of a duly authorized representative of the Debt Warrant Agent. Such signature by the Debt Warrant Agent upon any Debt Warrant Certificate executed by the Company shall be conclusive evidence, and the only evidence, that the Debt Warrant Certificate so authenticated has been duly issued hereunder.

          In case any officer of the Company who shall have signed the Debt Warrant Certificate, either manually or by facsimile signature, shall cease to be such officer before the Debt Warrant Certificate so signed shall have been countersigned and delivered by the Debt Warrant Agent to the Company or delivered by the Company, such Debt Warrant Certificate nevertheless may be countersigned and delivered as though the person who signed such Debt Warrant Certificate had not ceased to be such officer of the Company; and the Debt Warrant Certificate may be signed on behalf of the Company by such persons as, at the actual date of execution of such Debt Warrant Certificate, shall be the proper officers of the Company, although at the date of the execution of this Agreement any such person was not such an officer.

          Section 1.4.  Temporary Debt Warrant Certificates.  Pending the
                        -----------------------------------
preparation of definitive Debt Warrant Certificates, the Company may execute, and upon the order of the Company the Debt Warrant Agent shall authenticate and deliver, temporary Debt Warrant Certificates which are printed, lithographed, typewritten, mimeographed or otherwise produced substantially of the tenor of the definitive Debt Warrant Certificates in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Debt Warrant Certificates may determine, as evidenced by their execution of such Debt Warrant Certificates.

          If temporary Debt Warrant Certificates are issued, the Company will cause definitive Debt Warrant Certificates to be prepared without unreasonable delay. After the preparation of definitive Debt Warrant Certificates, the temporary Debt Warrant Certificates shall be exchangeable for definitive Debt Warrant Certificates upon surrender of the temporary Debt Warrant Certificates at the corporate trust office of the Debt Warrant Agent (or_____________________), without charge to the Holder. Upon surrender for cancellation of any one or more temporary Debt Warrant Certificates the Company shall execute and the Debt Warrant Agent shall authenticate and deliver in exchange therefor definitive Debt Warrant Certificates representing the same aggregate number of Debt Warrants. Until so exchanged, the temporary Debt Warrant Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Debt Warrant Certificates.

          Section 1.5.  Payment of Taxes.  The Company will pay all stamp
                        ----------------
taxes and other duties, if any, to which, under the laws of the United States of America or any state or political subdivision thereof, this Agreement or the original issuance of the Debt Warrant Certificates may be subject.


          Section 1.6.  Definition of Holder.  The term "Holder" as used
                        --------------------
herein shall mean (If Offered Debt Securities and Debt Warrants which are
                  -------------------------------------------------------
not immediately detachable --, prior to the Detachable Date, the (bearer)
- --------------------------
(registered owner) of the Offered Debt Security to which such Debt Warrant Certificate was initially attached, and, after such Detachable Date,) (if bearer Debt Warrants, the bearer of such Debt Warrant Certificate) (if registered Debt Warrants, the person in whose name at the time such Debt Warrant Certificate shall be registered upon the books to be maintained by the Debt Warrant Agent for that purpose pursuant to Section 3.1.)  (If Offered Debt Securities and Debt Warrants
                            --------------------------------------------
which are not immediately detachable -- Prior to the Detachable Date, the
- ------------------------------------
Company will, or will cause the registrar of the Offered Debt Securities to, make available to the Debt Warrant Agent current information as to Holders of the Offered Debt Securities.)


                                  ARTICLE II

            WARRANT PRICE, DURATION AND EXERCISE OF DEBT WARRANTS


          Section 2.1.  Warrant Price.<F1>  During the period specified in
                        -------------
Section 2.2, each Debt Warrant shall entitle the Holder thereof, subject to the provisions of this Agreement, to purchase from the Company the principal amount of Debt Warrant Securities stated in the Debt Warrant Certificate at the exercise price of __ % of the principal amount thereof (plus accrued amortization, if any, of the original issue discount of the Debt Warrant Securities) (plus accrued interest, if any, from the most recent date from which interest shall have been paid on the Debt Warrant Securities or, if no interest shall have been paid on the Debt Warrant Securities, from ___________, 19__).

          (In each case, the original issue discount ($__________ for each $1,000 principal amount of Debt Warrant Securities) will be amortized at a __% annual rate, computed on a(n) (semi-)annual basis (using a 360-day year consisting of twelve 30-day months). Such exercise price of each Debt Warrant is referred to in this Agreement as the "Exercise Price."

          Section 2.2.  Duration of Debt Warrants.  Any Debt Warrant
                        -------------------------
evidenced by a Debt Warrant Certificate may be exercised at any time, as specified herein, on or after (the date thereof) (_________, 19__) and at or before the close of business on _____ , 19 _ (the "Expiration Date"). Each Debt Warrant not exercised at or before the close of business on the Expiration Date shall become void, and all rights of the Holder of the Debt Warrant Certificate evidencing such Debt Warrant under this Agreement or otherwise shall cease.

          Section 2.3.  Exercise of Debt Warrants.  (a)  During the period
                        -------------------------
specified in Section 2.2, any whole number of Debt Warrants may be exercised by surrendering the Warrant Certificate

- --------------------

     <F1> Complete and modify the provisions of this Section as appropriate to reflect the exact terms of the Debt Warrants and the Debt Warrant Securities.

evidencing such Debt Warrants at the place or at the places set forth in the Debt Warrant Certificate, with the purchase form set forth in the Debt Warrant Certificate duly executed, accompanied (by payment in full, in lawful money of the United States of America, (in cash or by certified check or official bank check in New York Clearing House funds)) (by surrender of the (specified aggregate amount of identified securities) (by bank wire transfer in immediately available funds), of the Exercise Price for each Debt Warrant exercised. The date on which payment in full of the Exercise Price for a Debt Warrant and the Debt Warrant Certificate, with the purchase form set forth therein duly executed, are received by the Debt Warrant Agent shall be deemed to be the date on which such Debt Warrant is exercised. The Debt Warrant Agent shall deposit all funds received by it as payment for the exercise of Debt Warrants to the account of the Company maintained with it for such purpose on the date on which such Debt Warrant is deemed exercised and shall advise the Company by telephone and in writing, by facsimile transmission or otherwise, at the end of each day on which such a payment is received of the amount so deposited to its account. The Debt Warrant Agent shall promptly confirm such telephonic advice to the Company in writing.

          (b) The Debt Warrant Agent shall from time to time, as promptly as practicable after the exercise of any Debt Warrants in accordance with the terms and conditions of this Agreement and the Debt Warrant Certificates, advise the Company and the Trustee of (i) the number of Debt Warrants so exercised, (ii) the instructions of each Holder of the Debt Warrant Certificates evidencing such Debt Warrants with respect to delivery of the Debt Warrant Securities to which such Holder is entitled upon such exercise, and instructions of such Holder as to delivery of Debt Warrant Certificates evidencing the balance, if any, of the Debt Warrants remaining after such exercise, and (iii) such other information as the Company or the Trustee shall reasonably require.

          (c) As soon as practicable after the exercise of any Debt Warrants the Company shall issue, pursuant to the Indenture, in authorized denominations, to or upon the order of the Holder of the Debt Warrant Certificate evidencing such Debt Warrants, the Debt Warrant Security or Debt Warrant Securities to which such Holder is entitled in (fully registered form registered in such name or names as may be directed by such Holder) (bearer form); and, if fewer than all of the Debt Warrants evidenced by such Warrant Certificate were exercised the Company shall execute and an authorized officer of the Debt Warrant Agent shall manually authenticate and deliver to the Holder a new Debt Warrant Certificate evidencing the number of Debt Warrants remaining unexercised. (Unless otherwise instructed by the

Company, Debt Warrant Securities in bearer form shall be delivered to or upon the order of the Holder of such Debt Warrant Certificate only outside the United States, its territories and possessions and all areas subject to its jurisdiction.)

          (d) The Company shall not be required to pay any stamp or other tax or other governmental charge required to be paid in connection with any transfer involved in the issue of the Debt Warrant Securities upon the order of the Holder of the Debt Warrant Certificate evidencing the Debt Warrant which was exercised; and in the event that any such transfer is involved, the Company shall not be required to issue or deliver any Debt Warrant Securities pursuant to Section 2.3(c) until such tax or other charge shall have been paid or it has been established to the Company's satisfaction that no such tax or other charge is due.


                                 ARTICLE III

                      (REGISTRATION), EXCHANGE, TRANSFER
                AND SUBSTITUTION OF DEBT WARRANT CERTIFICATES

          Section 3.1.  (Registration), Exchange and Transfer of Debt
                        ---------------------------------------------
Warrant Certificates.  (If registered Debt Warrants -- The Debt Warrant
- --------------------   ----------------------------
Agent shall keep, at its corporate trust office (and at ____________), books in which, subject to such reasonable regulations as it may prescribe, it shall register Debt Warrant Certificates and transfers of outstanding Debt Warrant Certificates).


          (If Offered Debt Securities and Debt Warrants which are not
           ----------------------------------------------------------
immediately detachable -- Prior to the Detachable Date, a  Debt Warrant
- ----------------------
Certificate may be exchanged (or transferred) only together with the Offered Debt Security to which such Debt Warrant Certificate was initially attached, and only for the purpose of effecting, or in conjunction with, an exchange or transfer of such Offered Debt Security. Additionally, on or prior to the Detachable Date, each (transfer or) exchange of an Offered Debt Security (on the register of the Offered Debt Securities) shall operate also to transfer or exchange the Debt Warrant Certificate or Certificates to which such Offered Debt Security was initially attached. After the Detachable Date, upon) ((If Offered Debt Securities and Debt
       -----------------------------------
Warrants which are immediately detachable or if Debt Warrants alone --
- -------------------------------------------------------------------
Upon) surrender at the place or places set forth in Debt Warrant Certificate of Debt Warrant Certificates properly endorsed (or accompanied by appropriate instruments of transfer and accompanied by written instructions for (transfer or) exchange, all in form reasonably satisfactory to the Company and the Debt

Warrant Agent, such Debt Warrant Certificates may be exchanged for other Debt Warrant Certificates (If registered Debt Warrants -- or may be
                           ---------------------------
transferred in whole or in part)) (If bearer Debt Warrants -- the Debt
                                   -----------------------
Warrant Certificates, and all rights thereunder, may be exchanged by delivery to the Company and the Debt Warrant Agent may treat the bearer thereof as the owner for all purposes); provided that Debt Warrant Certificates issued in exchange for (or upon transfer of) surrendered Debt Warrant Certificates shall evidence the same aggregate number of Debt Warrants as the Debt Warrant Certificates so surrendered. No service charge shall be made for any exchange (or transfer) of Debt Warrant Certificates, but the Company may require payment of a sum sufficient to cover any stamp or other tax or governmental charge that may be imposed in connection with any such exchange (or transfer). Whenever any Debt Warrant Certificates are so surrendered for exchange (or transfer), the Company shall execute and an authorized officer of the Debt Warrant Agent shall manually countersign and deliver to the person or persons entitled thereto a Debt Warrant Certificate or Debt Warrant Certificates as so requested. The Debt Warrant Agent shall not be required to effect any exchange (or transfer) which would result in the issuance of a Debt Warrant Certificate evidencing a fraction of a Debt Warrant or a number of full Debt Warrants and a fraction of a Debt Warrant. All Debt Warrant Certificates issued upon any exchange (or transfer) of Debt Warrant Certificates shall evidence the same obligations, and be entitled to the same benefits under this Agreement, as the Debt Warrant Certificate surrendered for such exchange (or transfer).

          Section 3.2.  Mutilated, Destroyed, Lost or Stolen Debt Warrant
                        -------------------------------------------------
Certificates.  If any mutilated Debt Warrant Certificate is surrendered to
- ------------
the Debt Warrant Agent, the Company shall execute and an officer of the Debt Warrant Agent shall manually countersign and deliver in exchange therefor a new Debt Warrant Certificate of like tenor representing a like number of unexercised Debt Warrants and bearing a number not contemporaneously outstanding.

          If there shall be delivered to the Company and the Debt Warrant Agent (i) evidence to their satisfaction of the destruction, loss or theft of any Debt Warrant Certificate and of the ownership thereof, (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, and (iii) funds sufficient to cover any cost or expense to the Company (including any fees charged by the Debt Warrant Agent) relating to the issuance of a new Debt Warrant Certificate, then, in the absence of notice to the Company or the Debt Warrant Agent that such Debt Warrant Certificate has been acquired by a bona fide purchaser, the Company shall execute and upon its request an officer of the Debt Warrant Agent shall manually countersign and deliver, in lieu of any such destroyed, lost or stolen Warrant Certificate, a new Debt Warrant Certificate of like tenor representing a like number of unexercised Debt Warrants and bearing a number not contemporaneously outstanding.

          In case the Debt Warrants evidenced by any such mutilated, destroyed, lost or stolen Debt Warrant Certificate have been exercised or have been or are about to be deemed to be exercised, the Company in its discretion may, instead of issuing a new Debt Warrant Certificate, treat the same as if it had received written irrevocable notice of exercise in good form in respect thereof, as provided herein.


          Every new Debt Warrant Certificate issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Debt Warrant Certificate shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Debt Warrant Certificate shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Debt Warrant Certificates duly issued hereunder. The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debt Warrant Certificates.


          Section 3.3.  Persons Deemed Holders.  (If Offered Debt
                        ----------------------
Securities and Debt Warrants which are not immediately detachable -- Prior to the Detachable Date, the Company, the Debt Warrant Agent and all other-------
- -------- persons may treat the Holder of any Offered Debt Security as the owner of the Debt Warrant Certificates initially attached thereto for any purpose and as the person entitled to exercise the rights represented by the Debt Warrants evidenced by such Debt Warrant Certificates, any notice to the contrary notwithstanding. After the Detachable Date) (If registered Debt Warrants -- and prior to due presentment of a Debt Warrant Certificate for registration of transfer or exchange, the) (If Offered Debt Securities and Debt Warrants which are
                ------------------------------------------------------
immediately detachable or Debt Warrants alone -- The) Company, the Debt
- ----------------------------------------------------
Warrant Agent and may treat the Holder as the owner thereof for any purpose and as the person entitled to exercise the rights represented by the Debt Warrants evidenced thereby, any notice to the contrary notwithstanding.

          Section 3.4.  Cancellation of Debt Warrant Certificates.  Any
                        -----------------------------------------
Debt Warrant Certificate surrendered for exchange(, transfer) or exercise of the Debt Warrants evidenced thereby shall, if surrendered to the Company, be delivered to the Debt Warrant Agent, and (If Debt Warrant
                                          ---------------
Certificates are issued
- ------------------------
                                      9
in bearer form -- except as provided below,) all Debt Warrant Certificates
- --------------

surrendered or so delivered to the Debt Warrant Agent shall be promptly cancelled by it and shall not be reissued and, except as expressly permitted by this Agreement, no Debt Warrant Certificate shall be issued hereunder in lieu or in exchange thereof. (If Debt Warrant Certificates
                               ----------------------------
are issued in bearer form -- Debt Warrant Certificates delivered to the
- -------------------------
Debt Warrant Agent in exchange for Debt Warrant Certificates of other denominations may be retained by the Debt Warrant Agent for reissue as authorized hereunder.) The Company may at any time deliver to the Debt Warrant Agent for cancellation any Debt Warrant Certificates previously issued hereunder which the Company may have acquired in any manner whatsoever, and all Debt Warrant Certificates so delivered shall be promptly cancelled by the Debt Warrant Agent. All cancelled Debt Warrant Certificates held by the Debt Warrant Agent shall be disposed of as instructed by the Company, subject to applicable law.


                                  ARTICLE IV

                     OTHER PROVISIONS RELATING TO RIGHTS
                   OF HOLDERS OF DEBT WARRANT CERTIFICATES

          Section 4.1.  No Rights as Holders of Debt Warrant Securities
                        -----------------------------------------------
Conferred by Debt Warrants or Debt Warrant Certificates.  No Debt Warrant
- -------------------------------------------------------
Certificate or Debt Warrants evidenced thereby shall entitle the Holder thereof to any of the rights of a Holder of the Debt Warrant Securities, including, without limitation, the right to receive the payment of principal of or premium, if any) or interest, if any, on the Debt Warrant Securities or to enforce any of the covenants in the Indenture.

          Section 4.2.  Holder of Debt Warrant Certificate May Enforce
                        ----------------------------------------------
Rights.  Notwithstanding any of the provisions of this Agreement, any
- ------
Holder of any Debt Warrant Certificate, without the consent of the Debt Warrant Agent, the Trustee, the Holder of any Debt Warrant Securities or the Holder of any other Debt Warrant Certificate, may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce or otherwise in respect of, his right to exercise the Debt Warrant or Debt Warrants evidenced by his Debt Warrant Certificate in the manner provided in the Debt Warrant Certificates and in this Agreement.

                                  ARTICLE V

                      CONCERNING THE DEBT WARRANT AGENT

          Section 5.1.  Debt Warrant Agent.  The Company hereby appoints
                        ------------------
(______________) as Debt Warrant Agent of the Company in respect of the Debt Warrants and the Debt Warrant Certificates upon the terms and subject to the conditions set forth herein and in the Debt Warrant Certificate, and (_____________) hereby accepts such appointment. The Debt Warrant Agent shall have the power and authority granted to and conferred upon it in the Debt Warrant Certificates and hereby and such further powers and authority to act on behalf of the Company as the Company may hereafter grant to or confer upon it. All of the terms and provisions with respect to such power and authority contained in the Debt Warrant Certificates are subject to and governed by the terms and provisions hereof.

          Section 5.2.  Conditions of Debt Warrant Agent's Obligations.
                        ----------------------------------------------
The Debt Warrant Agent accepts its obligations herein set forth, upon the terms and conditions hereof, including the following, to all of which the Company agrees and to all of which the rights hereunder of the Holders from time to time of the Debt Warrant Certificates shall be subject:

          (a)  Compensation and Indemnification. The Company agrees
               --------------------------------
promptly to pay the Debt Warrant Agent the compensation to be agreed upon with the Company for all services rendered by the Debt Warrant Agent and to reimburse the Debt Warrant Agent for reasonable out-of-pocket expenses (including reasonable attorney's fees and expenses) incurred by the Debt Warrant Agent without negligence, bad faith or breach of this Agreement on its part in connection with the services rendered hereunder by the Debt Warrant Agent. The Company also agrees to indemnify the Debt Warrant Agent for, and to hold it harmless against, any loss, liability or expense incurred without negligence, bad faith or breach of this Agreement on the part of the Debt Warrant Agent, arising out of or in connection with its acting as such Debt Warrant Agent hereunder, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance at any time of its powers or duties hereunder or with respect to the Debt Warrants. The obligations of the Company under this subsection (a) shall survive the exercise of the Debt Warrant Certificates and the resignation or removal of the Debt Warrant Agent.


          (b)  Agent for the Company.  In acting under this Debt Warrant
               ---------------------
Agreement and in connection with the Debt Warrant

     Certificates, the Debt Warrant Agent is acting solely as agent of the Company and does not assume any obligation or relationship of agency or trust for or with any of the owners or Holders of the Debt Warrant Certificates.

          (c)  Counsel.  The Debt Warrant Agent may consult with counsel,
               -------
which may include counsel for the Company, and the written advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

          (d)  Documents.  The Debt Warrant Agent shall be protected and
               ---------
shall incur no liability for or in respect of any action taken or omitted by it in reliance upon any Debt Warrant Certificate, notice, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been presented or signed by the proper parties.

          (e)  Certain Transactions.  The Debt Warrant Agent, any of its
               --------------------
officers, directors and employees, in its individual or any other capacity, may become the owner of, or acquire any interest in, any Debt Warrant Certificates, with the same rights that it would have if it were not such Debt Warrant Agent, officer, director, employee or other agent, and, to the extent permitted by applicable law, it or they may engage or be interested in any financial or other transaction with the Company and may act on, or as depositary, trustee or agent for, any committee or body of Holders of Debt Warrant Securities or other obligations of the Company as freely as if it were not such Debt Warrant Agent, officer, director, employee or other agent. Nothing in this Debt Warrant Agreement shall be deemed to prevent the Debt Warrant Agent from acting as Trustee under the Indenture.

          (f)  No Liability for Interest.  The Debt Warrant Agent shall
               -------------------------
not be under any liability for interest on any monies at any time received by it pursuant to any of the provisions of this Agreement or of the Debt Warrant Certificates unless otherwise agreed to in writing by the Company and the Debt Warrant Agent.

          (g)  No Liability for Invalidity.  The Debt Warrant Agent shall
               ---------------------------
not incur any liability with respect to the validity of this Agreement or any of the Debt Warrant Certificates.

          (h)  No Responsibility for Representations.  The Debt Warrant
               -------------------------------------
Agent shall not be responsible for any of the recitals or representations contained herein or in the Debt Warrant Certificates (except as to the Debt Warrant Agent's Certificate of Authentication thereon), all of which are made solely by the Company.

          (i)  No Implied Obligations.  The Debt Warrant Agent shall be
               ----------------------
obligated to perform such duties as are herein and in the Debt Warrant Certificates specifically set forth and no implied duties or obligations shall be read into this Agreement or the Debt Warrant Certificates against the Debt Warrant Agent. The Debt Warrant Agent shall not be under any obligation to take any action hereunder which may tend to involve it in any expense or liability, the payment of which within a reasonable time is not, in its reasonable opinion, assured to it. The Debt Warrant Agent shall not be accountable or under any duty or responsibility for the use by the Company of any of the Debt Warrant Certificates authenticated by the Debt Warrant Agent and delivered by it to the Company pursuant to this Agreement or for the application by the Company of the proceeds of the Debt Warrant Certificates or any exercise of the Debt Warrants evidenced thereby. The Debt Warrant Agent shall have no duty or responsibility in case of any default by the Company in the performance of its covenants or agreements contained herein or in the Debt Warrant Certificates or in the Debt Warrant Securities or in the case of the receipt of any written demand from a Holder of a Debt Warrant Certificate with respect to such default, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceeding at law or otherwise or, except as provided in Section 6.4 hereof, to make any demand upon the Company.

          Section 5.3.  Resignation, Removal and Appointment of Successor.
                        -------------------------------------------------
(a) The Company agrees, for the benefit of the Holders from time to time of the Debt Warrant Certificates, that there shall at all times be a Debt Warrant Agent hereunder until all of the Debt Warrants are no longer exercisable.

          (b) The Debt Warrant Agent may at any time resign as such agent by giving written notice to the Company of such intention on its part, specifying the date on which it desires its resignation to become effective; (provided that, without the consent of the Company, such date shall not be less than (three months) after the date on which such notice is given) (subject to the appointment of a successor Debt Warrant Agent and the acceptance of such appointment by such successor Debt Warrant Agent, as hereinafter provided.) The Debt Warrant Agent hereunder may be removed at any time by the filing with it of an instrument in writing signed by or on behalf of the Company and specifying such removal and the date on which the Company expects such removal to become effective. Such resignation or removal shall take effect upon the appointment by the Company of a successor Debt Warrant Agent (which shall be a bank or trust company organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia and authorized under such laws to exercise corporate trust powers) by an instrument in writing filed with such successor Debt Warrant Agent and the acceptance of such appointment by such successor Debt Warrant Agent pursuant to Section 5.3(d). In the event a successor Debt Warrant Agent has not been appointed and has not accepted its duties within 90 days of the Debt Warrant Agent's notice of resignation, the Debt Warrant Agent may apply to any court of competent jurisdiction for the designation of a successor Debt Warrant Agent.

          (c) In case at any time the Debt Warrant Agent shall resign, or be removed, or shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or shall file a voluntary petition in bankruptcy or make an assignment for the benefit of its creditors or consent to the appointment of a receiver or custodian of all or any substantial part of its property, or shall admit in writing its inability to pay or meet its debts as they mature, or if a receiver or custodian of it or of all or any substantial part of its property shall be appointed, or if an order of any count shall be entered approving any petition filed by or against it under the provisions of any applicable bankruptcy or similar law or if any public officer shall have taken charge or control of the Debt Warrant Agent or of its property or affairs, for the purpose of rehabilitation, conservation or liquidation, a successor Debt Warrant Agent qualified as aforesaid, shall be appointed by the Company by an instrument in writing, filed with the successor Debt Warrant Agent. Upon the appointment as aforesaid of a successor Debt Warrant Agent and acceptance by the latter of such appointment, the Debt Warrant Agent so superseded shall cease to be Debt Warrant Agent hereunder.

          (d) Any successor Debt Warrant Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to the Company an instrument accepting such appointment hereunder, and thereupon such successor Debt Warrant Agent, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of such predecessor with like effect as if originally named as Debt Warrant Agent hereunder, and such predecessor, upon payment of its charges and disbursements then unpaid, shall thereupon become obligated to transfer, deliver and pay over, and such successor Debt Warrant Agent shall be entitled to receive all monies, securities and other property on deposit with or held by such predecessor, as Debt Warrant Agent hereunder.

          (e) Any corporation into which the Debt Warrant Agent hereunder may be merged or converted or any corporation with which the Debt Warrant Agent may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Debt Warrant Agent shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Debt Warrant Agent, provided that it shall be qualified as aforesaid, shall be the successor Debt Warrant Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto.

          (f) The Company may designate agencies for the surrender for exercise of Debt Warrant Certificates at such place or places as the Company may determine, and the Company shall keep the Debt Warrant Agent advised of the names and locations of such agencies, if any are so designated. The Debt Warrant Agent shall arrange directly with such agencies for the delivery of Debt Warrant Securities upon exercise of Debt Warrant Certificates surrendered for exercise at such agencies. The Debt Warrant Agent shall be in no way responsible or accountable for the action or failure to act of any agencies designated pursuant to this Section 5.3(f).
          Section 5.4.  Compliance With Applicable Laws.  The Debt Warrant
                        -------------------------------
Agent agrees to comply with all applicable federal and state laws in respect of the services rendered by it under this Agreement and in connection with the Debt Warrants, including (but not limited to) the provisions of United States federal income tax laws regarding information reporting and backup withholding. The Debt Warrant Agent expressly assumes all liability for failure to comply with such laws, including (but not limited to) any liability for failure to comply with any applicable provisions of United States federal income tax laws regarding information reporting and backup withholding. The Debt Warrant Agent agrees to indemnify the Company for, and hold it harmless against, any loss, liability or expense incurred by the Company arising from the negligence, bad faith or breach of this Agreement on the part of the Debt Warrant Agent, including the reasonable costs and expenses of defending itself against any claim or liability in connection therewith.

                                  ARTICLE VI

                                MISCELLANEOUS

          Section 6.1.  Modification, Supplementation or Amendment.  (a)
                        ------------------------------------------
This Agreement may be modified, supplemented or amended by the parties hereto, without the consent of the Holder of any Debt Warrant Certificate, for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective provision contained herein or in such Debt Warrant Certificate, or making such provisions in regard to matters or questions arising under this Agreement as the Company may deem necessary or desirable; provided that such action shall not adversely affect the interests of the Holders of the Debt Warrant Certificates in any material respect. The Debt Warrant Agent may, but shall not be obligated to, enter into any amendment to this Agreement which affects the Debt Warrant Agent's own rights, duties or immunities under this Agreement or otherwise.

          (b) The Company and the Debt Warrant Agent may modify or amend this Agreement and the Debt Warrant Certificates, with the consent of the Holders of not fewer than a majority in number of the then outstanding unexercised Debt Warrants affected by such modification or amendment, for any purpose; provided, however, that no such modification or amendment
             --------  -------
that increases the Exercise Price or shortens the period of time during which the Debt Warrants may be exercised, or otherwise materially and adversely affects the exercise rights of the Holders of Debt Warrant Certificates or reduces the number of outstanding Debt Warrants the consent of the Holders of which is required for modification, supplementation or amendment of this Agreement or the Debt Warrant Certificates, may be made without the consent of each Holder affected thereby.

          Section 6.2.  Consolidations and Mergers of the Company and
                        ---------------------------------------------
Sales, Leases and Conveyances Permitted Subject to Certain Conditions.  To
- ---------------------------------------------------------------------
the extent permitted in the applicable Indenture, the Company may consolidate with, or sell, lease or convey all or substantially all of its assets to, or merge with or into any other corporation or other entity.

          Section 6.3.  Rights and Duties of Successor Corporation.  In
                        ------------------------------------------
case of any such consolidation, merger, sale, lease or conveyance and upon any such assumption by the successor corporation or entity, such successor corporation or entity shall succeed to and be substituted for the Company, with the same effect as if it had been named herein, and the Company, except in the event of a lease, shall be relieved of any further obligation under this Agreement and the Debt Warrants. Such successor or assuming corporation or entity shall expressly assume, by an amendment to this Agreement, executed and delivered to the Debt Warrant Agent, in form satisfactory to such Debt Warrant Agent, the due and punctual payment of any and all amounts payable by the Company pursuant to this Agreement and the performance of every covenant of this Agreement on the part of the Company to be performed or observed. Such successor corporation or entity thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Debt Warrant Securities issuable pursuant to the terms hereof. All the Debt Warrant Securities so issued shall in all respects have the same legal rank and benefit under the applicable Indenture as the Debt Warrant Securities theretofore or thereafter issued in accordance with the terms of this Agreement and the applicable Indenture.

          In case of any such consolidation, merger, sale, lease or conveyance, such changes in phraseology and form (but not in substance) may be made in the Debt Warrant Securities thereafter to be issued as may be appropriate.

          Section 6.4.  Notices and Demands to the Company and Debt
                        -------------------------------------------
Warrant Agent.  If the Debt Warrant Agent shall receive any notice or
- -------------
demand addressed to the Company by the Holder of a Debt Warrant Certificate pursuant to the provisions of the Debt Warrant Certificates, the Debt Warrant Agent shall promptly forward such notice or demand to the Company.

          Section 6.5.  Governing Law.  This Agreement and each Debt
                        -------------
Warrant Certificate issued hereunder shall be governed by and construed in accordance with the laws of the State of New York.

          Section 6.6.  Addresses.  Any communications from the Company to
                        ---------
the Debt Warrant Agent with respect to this Agreement shall be addressed to (name of Debt Warrant Agent), (address, New York, New York ___________) (facsimile: (__________)) (telephone: (________)), Attention:________ and any communications from the Debt Warrant Agent, to the Company with respect to this Agreement shall be addressed to The Chase Manhattan Corporation, One Chase Manhattan Plaza, New York, New York 10081 (facsimile: (____________)) (telephone: ____________), Attention: (_________); (or such other address as shall be specified in writing by the Debt Warrant Agent or by the Company).

          Section 6.7.  Notices to Holders of Debt Warrant Certificates.
                        -----------------------------------------------
Any notice to Holders of Debt Warrant Certificates which by any provisions of this Agreement is required or permitted to be given (If registered Debt
                                                                      ----
Warrants -- by first class mail postage prepaid at such Holder's address
- --------
as it appears on the books of the Debt Warrant Agent (or on the register of the

Offered Debt Securities prior to the Detachable Date))  (If bearer Debt
                                                         --------------
Warrants -- by publication at least once in a daily morning newspaper in
- --------
New York City (which, if practicable, shall be The Wall Street Journal (Eastern Edition) and in London (which, if practicable, shall be the Financial Times of London)).
          Section 6.8.  Delivery of Prospectus.  The Company will furnish
                        ----------------------
to the Debt Warrant Agent sufficient copies of a prospectus, appropriately supplemented, relating to the Debt Warrant Securities (the "Prospectus"), and the Debt Warrant Agent agrees that, upon the exercise of any Debt Warrant Certificate, the Debt Warrant Agent will deliver to the person designated to receive Debt Warrant Securities, prior to or concurrently with the delivery of such Securities, a Prospectus.

          Section 6.9.  Obtaining of Governmental Approvals.  The Company
                        -----------------------------------
will from time to time take all action which may be necessary to obtain and keep effective any and all permits, consents and approvals of governmental agencies and authorities and securities acts filings under United States federal and state laws (including, without limitation, the maintenance of the effectiveness of a registration statement in respect of the Debt Warrant Securities under the Securities Act of 1933), which may be or become required in connection with exercise of the Debt Warrant Certificates and the original issuance and delivery of the Debt Warrant Securities.

          Section 6.10.  Persons Having Rights Under Debt Warrant
                         ----------------------------------------
Agreement.  Nothing in this Agreement expressed or implied and nothing
- ---------
that may be inferred from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Company, the Debt Warrant Agent and the Holders of the Debt Warrant Certificates any right, remedy or claim under or by reason of this Agreement or of any covenant, condition, stipulation, promise or agreement hereof; and all covenants, conditions, stipulations, promises and agreements in this Agreement shall be for the sole and exclusive benefit of the Company and the Debt Warrant Agent and their successors and of the Holders of the Debt Warrant Certificates.

          Section 6.11.  Headings.  The Article and Section headings
                         --------
herein and the Table of Contents are for convenience of reference only and shall not affect the construction hereof.

          Section 6.12.  Counterparts.  This Agreement may be executed in
                         ------------
any number of counterparts, each of which so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument.

          Section 6.13.  Inspection of Agreement.  A copy of this
                         -----------------------
Agreement shall be available at all reasonable times at the principal corporate trust office of the Debt Warrant Agent (and at ______________ ) for inspection by the Holder of any Debt Warrant Certificate. (If bearer Debt Warrants -- The Debt Warrant Agent may require such Holder to submit his Debt Warrant Certificate for inspection by it.)

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, and their respective corporate seal to be hereunto affixed and attested, all as of the day and year first above written.



                         THE CHASE MANHATTAN CORPORATION


                         By
                            ----------------------------------------------


(SEAL)

Attest:


- -------------------------


                         (NAME OF DEBT WARRANT AGENT)


                         By
                            ----------------------------------------------



(SEAL)

Attest:


- -------------------------
(Assistant Secretary)

                                                                    EXHIBIT A


                      (FORM OF DEBT WARRANT CERTIFICATE)
                                    (Face)

Form of Legend if Offered Debt             (Prior to           , this Debt
Securities with Debt Warrants which        Warrant Certificate may be
are not immediately detachable:            (transferred or) exchanged if and
                                           only if the (Title of Offered
                                           Debt Security) to which it was
                                           initially attached is so
                                           (transferred or) exchanged.)

Form of Legend if Debt Warrants are        (Prior to                , Debt
not immediately exercisable:               Warrants evidenced by this Debt
                                           Warrant Certificate cannot be
                                           exercised.)


                EXERCISABLE ONLY IF AUTHENTICATED BY THE DEBT
                                   WARRANT
                           AGENT AS PROVIDED HEREIN

                VOID AFTER THE CLOSE OF BUSINESS ON       , 19

                       THE CHASE MANHATTAN CORPORATION

                       Warrant Certificate representing
                          Debt Warrants to purchase
                      (Title of Debt Warrant Securities)
                              as described herein
                 -----------------------------------------------

 No.                                                 __________Debt Warrants


          This certifies that (the bearer is
the) (__________________ or registered assigns is the registered) owner of the above indicated number of Debt Warrants, each Debt Warrant entitling such (bearer (If Offered Debt Securities and Debt Warrants which are not immediately detachable --, subject to the bearer qualifying as a "Holder" of this Debt Warrant Certificate, as hereinafter defined)) (registered owner) to purchase, at any time (after the close of business on __________, 19__, and) at or before the close of business on ______________, 19__, $ _________ principal amount of (Title of Debt
Warrant

Securities) (the "Debt Warrant Securities") of
The Chase Manhattan Corporation (the "Company") issued or to be issued under the Indenture (as hereinafter defined), on the following basis.<F1>
(During the period from _________, 19__ through and including ___________, 19__,) each Debt
Warrant shall entitle the Holder thereof, subject to the provisions hereof, to purchase from the Company the principal amount of Debt
Warrant Securities stated above in this Debt
Warrant Certificate at the exercise price of __
% of the principal amount thereof (plus accrued amortization, if any, of the original issue discount of the Debt Warrant Securities) (plus accrued interest, if any, from the most recent date from which interest shall have been paid on the Debt Warrant Securities or, if no interest shall have been paid on the Debt
Warrant Securities, from _________ 19__); (in each case, the original issue discount
($_________ for each $l,000 principal amount of Debt Warrant Securities) will be amortized at a __% annual rate, computed on a(n) (semi-)annual basis(, using a 360-day year consisting oftwelve 30-day months)
(the "Exercise Price"). The Holder of this Debt Warrant
Certificate may exercise the Debt Warrants evidenced hereby, in whole or in part, by surrendering this Debt Warrant Certificate, with the purchase form set forth hereon duly completed, accompanied (by payment in full, in lawful money of the United States of America, (in cash or by certified check or official bank check in New York Clearing House funds)) (by the bank wire transfer in immediately available funds)
(by surrender of the (specified aggregate principal amount of (identified securities))), of the Exercise Price for each Debt Warrant exercised, to the Debt Warrant Agent (as hereinafter defined), at the corporate trust office of (name of Debt Warrant Agent), or its successor as debt warrant agent (the "Debt
Warrant Agent") (or at _____________,) at the addresses specified on the reverse hereof and upon compliance with and subject to the conditions set forth herein and in the Debt
Warrant Agreement (as hereinafter defined).
This Debt Warrant Certificate may be exercised only for the purchase of Debt Warrant
Securities in the principal amount of ($1,000) or any integral multiple thereof.

          The term "Holder" as used herein
shall mean (If Offered Debt Securities and
            ------------------------------
Debt Warrants which are not immediately
- ---------------------------------------
detachable --, prior to _____________, 19__
- ----------
(the "Detachable Date"), the (bearer)
(registered owner) of the Company's (title of
Offered Debt Securities) (the "Offered Debt
Security") to which such Debt Warrant
Certificate was initially attached, and after
such Detachable Date,) (the bearer of such Debt
Warrant
- --------------------
<F1>  Complete and modify the following provisions as appropriate to reflect the terms of the Debt Warrants and the Debt
      Warrant Securities.

Certificate) (the person in whose name at the time such Debt Warrant Certificate shall be registered upon the books to be maintained by the Debt Warrant Agent for that purpose pursuant to Section 3.1 of the Debt Warrant Agreement
(as hereinafter defined).) Any whole number of Debt Warrants evidenced by this Debt Warrant Certificate maybe exercised to purchase Debt WarrantSecurities in registered form. Upon any exercise of fewer than all of the Debt Warrants evidenced by this Debt Warrant Certificate, there shall be issued to the (bearer)
(registered owner) hereof a new Debt Warrant
Certificate evidencing the number of Debt
Warrants remaining unexercised.

          This Debt Warrant Certificate is
issued under and in accordance with the Debt
Warrant Agreement dated as of ___________, 19__
(the "Debt Warrant Agreement"), between the
Company and the Debt Warrant Agent and is subject to the terms and provisions contained in the Debt Warrant Agreement, to all of which terms and provisions the Holder of this Debt
Warrant Certificate consents by acceptance hereof. Copies of the Debt Warrant Agreement are on file at the above-mentioned office of the Debt Warrant Agent (and at _____________).

          The Debt Warrant Securities to be
issued and delivered upon the exercise of Debt
Warrants evidenced by this Debt Warrant
Certificate will be issued under and in
accordance with an (Indenture, dated as of July
1, 1986, as supplemented by a First
Supplemental Indenture, dated as of November 1,
1990, and a Second Supplemental Indenture,
dated as of May 1, 1991) (the "Indenture"), as
supplemented from time to time, between the
Company and Bankers Trust Company, a
corporation organized under the laws of the
State of New York, as trustee) (Amended and
Restated Indenture, dated as of September 1,
1993 (the "Indenture"), as supplemented from
time to time, between the Company and Chemical
Bank, a national banking institution organized
under the laws of the United States of America,
as trustee) (such trustee, and any successors
to such trustee, the "Trustee") and will be
subject to the terms and provisions contained
in the Debt Warrant Securities and in the
Indenture.  Copies of the Indenture, including
the form of the Debt Warrant Securities, are on
file at the corporate trust office of
the Trustee (and at ________________).
(If Offered Debt Securities and Debt Warrants which are not immediately detachable -- Prior to the Detachable Date, this Debt Warrant Certificate may be exchanged
(or transferred) only together with the Offered
Debt Security to which this Debt Warrant
Certificate was initially attached, and only
for the purpose of effecting, or in conjunction
with, an exchange or
transfer of such Offered Debt Security.
Additionally, on or prior to the Detachable
Date, each transfer of such Offered Debt
Security (on the register of the Offered Debt
Securities) shall operate also to transfer this
Debt Warrant Certificate.  After the Detachable
Date, this) (If Offered
Debt Securities and Debt Warrants which are
immediately detachable or Debt Warrants
alone -- This) Debt Warrant Certificate, and
all rights hereunder, may be transferred (If
                                          --
bearer Debt Warrants -- by delivery and the
- --------------------
Company and the Debt Warrant Agent may treat
the bearer hereof as the owner for all
purposes) (If registered Debt Warrants --
           ---------------------------
when surrendered at the address specified on the reverse hereof (or______) by the registered owner or his assigns, in person by an attorney duly authorized in writing, in the manner and subject to the limitations provided in the Debt
Warrant Agreement).

          (If Offered Debt Securities and
           ------------------------------
Debt Warrants which are not immediately
- ---------------------------------------
detachable -- Except as provided in
the immediately preceding paragraph, after) (If
Offered Debt Securities and Debt Warrants which are immediately detachable or Debt
Warrants alone -- After) authentication by the Debt Warrant Agent and prior to the expiration of this Debt Warrant Certificate, this Debt Warrant Certificate may be exchanged at the address specified on the reverse hereof
(or at ________) for Debt Warrant Certificates representing the same aggregate number of Debt
Warrants.

          This Debt Warrant Certificate shall
not entitle the (bearer) (registered owner) hereof to any of the rights of a Holder of the Debt Warrant Securities, including, without limitation, the right to receive payments of principal of (and premium, if any) or interest, if any, on the Debt Warrant Securities or to enforce any of the covenants of the Indenture.


          Reference is hereby made to the
further provisions of this Warrant Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Debt Warrant Certificate shall
not be valid or obligatory for any purpose until countersigned by the Debt Warrant Agent.

          IN WITNESS WHEREOF, the Company has
caused this Debt Warrant Certificate to be duly executed under its corporate seal.

     Dated: __________


                       THE CHASE MANHATTAN CORPORATION


                       By --------------------------

Attest:



- ------------------------------
Countersigned:




- -------------------------------
          As Debt Warrant Agent
          ---------------------


By
   ---------------------------
          Authorized Signature
          --------------------

              (REVERSE) (FORM OF DEBT WARRANT CERTIFICATE)
              (Instructions for Exercise of Debt Warrants)

          To exercise any Debt Warrants evidenced hereby, the Holder of this Debt Warrant Certificate must pay (in cash or bycertified check or official bank check in New York Clearing House funds) (by the bank wire transfer in immediately available funds) (by the surrender of the (specified aggregate principal amount of (identified securities))), the Exercise price in full for each of the Debt Warrants exercised, to __________________,
Corporate Trust Department ,                       , Attn:
                             ---------------------        -------------------
(or                          ), which payment should specify the name of the
Holder of this Debt Warrant Certificate and the number of Debt Warrants exercised by such Holder. In addition, the Holder of this Debt Warrant Certificate should complete the information required below and present in person or mail by registered mail this Warrant
Certificate to the Debt Warrant Agent at the addresses set forth below.

                            (FORM OF EXERCISE)

                   (To be executed upon exercise of Debt Warrants.)

          The undersigned hereby irrevocably elects to exercise __________________ Debt Warrants, represented by this Debt Warrant Certificate, to purchase $_________ principal amount of the (Title of Debt Warrant Securities) (the "Debt Warrant Securities") of The Chase Manhattan Corporation and representsthat he has tendered payment for such Debt Warrant Securities (in cash or by certified check or official bank check in New York Clearing House funds) (by the bank wire transfer in immediately available funds) (by the surrender of the (specified aggregate principal amount of (identified securities))) to the order of The Chase Manhattan Corporation, c/o:______________________________ in the amount of
$_______________________ in accordance with the terms hereof. The undersigned requests that said principal amount of Debt Warrant
Securities be in (fully registered) (bearer) form, in the authorized denominations(, registered in such names) and delivered, all as specified in accordance with the instructions set forth below.

          If said principal amount of Debt Warrant Securities is less than all of the Debt Warrant Securities purchasable hereunder, the undersigned requests that a new Debt Warrant Certificate representing the remaining balance of the Debt Warrants evidenced hereby be issued and delivered to the undersigned unless otherwise specified in the instructions below.

Dated:                                             Name:
                                                        ----------------
                                                        (please print)

_______________________
(Insert Social Security or
Other Identifying Number of Holder)

                                              Address_______________

                                                     _______________


                         Signature
                         (If registered Debt
                         Warrant -- (Signature
                         must conform in all
                         respects to name of
                         Holder as specified on
                         the face of this Debt
                         Warrant Certificate
                         and must bear a
                         signature guaranteed
                         by a bank, trust
                         company or member
                         broker of the New York
                         Stock Exchange or
                         other national stock
                         exchange.))

   This Debt Warrant may be exercised at the following addresses:

          By hand at ______________________
                     ______________________
                     ______________________
                     ______________________





          By mail at ______________________
                     ______________________
                     ______________________
                     ______________________

(Instructions as to form and delivery of Debt Warrant Securities and/or Debt Warrant Certificates):

                (FORM OF ASSIGNMENT OF REGISTERED DEBT WARRANT)

                    (TO BE EXECUTED TO TRANSFER
                   THE DEBT WARRANT CERTIFICATE)

          FOR VALUE RECEIVED __________________ hereby sells, assigns and transfers unto

                                             Please insert
                                             social security or
                                             other identifying
                                             number
                                             ______________________

______________________________
(please print name and address
 including zip code)

____________________________________________the right represented by the within Debt Warrant Certificate and does hereby irrevocably constitute and appoint _________________, Attorney, to transfer said Debt Warrant Certificate on the books of the Debt Warrant Agent with full power of substitution.


Dated:



                                             __________________________
                                                   Signature

                                               (Signature must
                                                conform in all
                                               respects to name of
                                               Holder as specified on
                                               the face of this Debt
                                               Warrant Certificate
                                               and must bear a
                                               signature guaranteed
                                               by a bank, trust
                                               company or member
                                               broker of the New York
                                               Stock Exchange (or
                                               other relevant stock
                                               exchanges))


  Signature Guaranteed:

  _________________________